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                                                                   EXHIBIT 10.2
                                                                   ------------

                                HYBRIDON, INC.
                              620 Memorial Drive
                             Cambridge, MA 02139


                                 May 12, 1997




Pillar S.A.
28, Avenue de Messine
75008 Paris, France
Attn: Mr. Youssef El-Zein

      Re:  Consulting Agreement dated as of March 1, 1994 as amended
           ---------------------------------------------------------

Dear Youssef:

      Hybridon, Inc. ("Hybridon") hereby confirms its agreement that the term of the Consulting Agreement dated as of March 1, 1994, as amended, between Hybridon and Pillar S.A., as set forth in Section 2(a) of such Consulting Agreement, has been extended to February 28, 1998.

      If you are in agreement with the foregoing, please so indicate by signing below.


                                        HYBRIDON, INC.


                                        /s/ E. Andrews Grinstead, III
                                        ---------------------------------------
                                        E. Andrews Grinstead, III
                                        Chairman, President and Chief Executive
                                        Officer


Agreed and Acknowledged this
14 day of May, 1997


PILLAR S.A.

By:    /s/ Youssef El-Zein
       ---------------------------
Title: President Directeur General
       ---------------------------